UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF

                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): April 22, 2005


                             PLUMTREE SOFTWARE, INC.
               (Exact Name of Registrant as specified in charter)


                        Commission File Number 001-31344

               Delaware                                 94-3249110
               --------                                 ----------
   (State or other jurisdiction of           (I.R.S. Employer Identification
            incorporation) Number)


             500 Sansome Street
         San Francisco, California                           94111
         -------------------------                         ---------
   (Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code: (415) 263-8900 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                TABLE OF CONTENTS

Item 2.02.  Results of Operations and Financial Condition.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 9.01.  Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 2.02. Results of Operations and Financial Condition.


   Information Provided Under Item 2.02 of Form 8-K


   On April 26, 2005, Plumtree Software, Inc. (the "Company") issued a press release announcing results for the fiscal quarter ended March 31, 2005. The full text of this press release is set forth in Exhibit 99.1 hereto. Pursuant to General Instruction B.2 of Form 8-K, this exhibit is not "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, but is instead "furnished" pursuant to that instruction.


Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.


   On April 26, 2005, the Company announced that it had appointed Paul Ciandrini to serve as the Company's President effective April 22, 2005. In addition, Mr. Ciandrini will continue in his role as Chief Operating Officer. Attached hereto and incorporated by reference herein as Exhibit 99.2 is the press release dated April 26, 2005 announcing Mr. Ciandrini's appointment.


Item 9.01. Financial Statements and Exhibits.

Exhibit Number
-------------------------------------------------------------------
99.1 Plumtree Software, Inc. press release dated April 26, 2005, announcing results for the fiscal quarter ended March 31, 2005

99.2 Plumtree Software, Inc. press release dated April 26, 2005, announcing Paul Ciandrini as President and Chief Operating
     Officer

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                             PLUMTREE SOFTWARE, INC.

Dated: April 26, 2005                    By:       /s/ John Kunze
                                                   ------------------------
                                                   John Kunze
                                                   Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit Number
-------------------------------------------------------------------
99.1 Plumtree Software, Inc. press release dated April 26, 2005, announcing results for the fiscal quarter ended March 31, 2005

99.2 Plumtree Software, Inc. press release dated April 26, 2005, announcing Paul Ciandrini as President and Chief Operating
     Officer